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                                                                    Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


              As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 1994, appearing in the Annual Report of Smith International, Inc. on Form 10-K for the year ended December 31, 1993 .



                                        ARTHUR ANDERSEN LLP

Houston, Texas
November 30, 1994